UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2018

THUNDER BRIDGE ACQUISITION, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38531	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia 22066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Eugene S. Putnam, Jr.

Effective August 20, 2018, Eugene S. Putnam Jr. resigned as a director of Thunder Bridge Acquisition, Ltd. (the “Company”) to pursue other opportunities. There were no disagreements between the Company and Mr. Putnam on any matters relating to the Company’s operations, policies or practices.

Election of Director

On August 22, 2018, the Board appointed Mary Anne Gillespie as a director of the Company to fill the vacancy created by Mr. Putnam’s departure.

Ms. Gillespie serves as the Company’s Chief Sales and Marketing Officer since June 2018. She has 35 years of multichannel customer engagement experience and has executed sales strategies and market growth in national and global territories for companies ranging from start-up to $9 billion in revenue across a broad range of industries. Ms. Gillespie has been serving as the Executive Vice President of Sales/Product Marketing of EIS Group, a provider of digital-ready, customer-centered core insurance systems since 2015. She previously served as Executive Vice President at TAS Group, a provider of software solutions for electronic money, payment systems, capital markets and ERP, from 2011 to 2012, Vice President of Merchant Sales at PayPal (NASDAQ:PYPL) from 2007 to 2009, and a Vice President of Sales at Guidewire Software, a software publisher from 2005 to 2007. Earlier, she worked in several roles at Oracle Corporation (NYSE:ORCL) leading to Senior Vice President of Sales. Ms. Gillespie received a MBA degree from University of New Hampshire and a Bachelor’s degree from Saint Mary’s College in Indiana.

Ms. Gillespie has not and will not receive any compensation as a director or executive officer of the Company other than reimbursement of out-of-pocket expenses incurred in connection with efforts related to the Company’s initial business combination. There is no arrangement or understanding between Ms. Gillespie and any other person pursuant to which she was selected as a director of the Company. Additionally, there is no family relationship between any director or executive officer of the Company and Ms. Gillespie. There are no transactions to which the Company is or was a participant and in which Ms. Gillespie has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER BRIDGE ACQUISITION, LTD.

	By:	/s/ Gary A. Simanson
Name: Gary A. Simanson
Title: Chief Executive Officer

Dated: August 23, 2018

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